UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

TRANSGENOMIC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30975 (Commission File Number)

91-1789357 (IRS Employer Identification Number)

12325 Emmet Street Omaha, NE (Address of principal executive offices)	68164 (Zip Code)

(402) 452-5400 (Registrant’s telephone number, including area code)

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 8.01. Other Events.

On January 16, 2014, Transgenomic, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing that the Company has filed an application to list its common stock on The Nasdaq Capital Market and that the Company’s board of directors authorized and approved, pursuant to the authorization approved by the Company’s stockholders at the special meeting of stockholders held on January 14, 2014, a 1-for-12 reverse stock split of the Company’s common stock to be effective at 5:00 p.m. Central Time on January 27, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release issued by Transgenomic, Inc. on January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 16, 2014	TRANSGENOMIC, INC.

By: /s/ Mark P. Colonnese Name: Mark P. Colonnese Title: Executive Vice President and Chief Financial Officer